Exhibit 10.15

PROMIS NEUROSCIENCES INC.
OPTION COMMITMENT

Effective this 2th day of January 2019 (the “Effective Date”) ProMIS Neurosciences Inc. (the “Corporation”) has granted to [NAME], an Option to acquire 1,000,000 Common Shares (“Optioned Shares”) up to 5:00 p.m. (EST) on the 2th day of January 2029 (the “Expiry Date”) at a Subscription Price of Cdn $0.25 per share.

Optioned Shares may be acquired as follows:

The Options will not be exercisable unless and until they have vested and then only to the extent that they have vested. The Options will vest as follows:

(a)	250,000 Optioned Shares will vest immediately

(b)	750,000 Options Shares will vest equally over thirty-six (36) months.

The grant of the Option evidenced hereby is made subject to Acknowledgements and Agreements of the Optionee set out herein, the terms and conditions of any applicable consulting or employment agreement, the Corporation’s Stock Option Plan, the terms and conditions of which are hereby incorporated herein. To exercise your Option, deliver a written notice, which shall be substantially in the form attached hereto as Exhibit 1 hereto, specifying the number of Optioned Shares you wish to acquire, together with cash or a certified cheque or bank draft payable to the Corporation for the aggregate Subscription Price, to the Corporation. A certificate for the Optioned Shares so acquired will be issued by the transfer agent as soon as practicable thereafter.

PROMIS NEUROSCIENCES INC.

Signed by the Executive Chairman

Acknowledgements and Agreements of the Optionee

The Optionee acknowledges receipt of a copy of the Plan and represents to the Corporation that the Optionee is familiar with the terms and conditions of the Plan, and hereby accepts this Option subject to all of the terms and conditions of the Plan. The Optionee agrees to execute, deliver, file and otherwise assist the Corporation in filing any report, undertaking or document with respect to the awarding of the Option and exercise of the Option, as may be required by the TSX or securities regulatory authorities.

Further, notwithstanding anything else contained in this Option Commitment and the Plan, the Optionee acknowledges and agrees as follows:

(a)    the exercise of this Option will be subject to the policies, procedures and conditions adopted by the Corporation from time to time to comply with its obligations imposed under applicable tax law, including, without limitation, the Corporation's withholding, remittance and other funding liabilities under applicable tax law (collectively, the “Tax Obligations”); and

(b)   as a condition of exercise of this Option, the Optionee must deliver, in addition to the Subscription Price in respect of which this Option is being exercised, a certified cheque, wire transfer or bank draft payable to the Corporation for the amount determined by the Corporation to be the appropriate amount on account of such Tax Obligations.

Signature of Optionee:

Date signed:
Signature

Print Name

Address

EXHIBIT 1

PROMIS NEUROSCIENCES INC.
STOCK OPTION PLAN

NOTICE OF EXERCISE OF OPTION

TO:	PROMIS NEUROSCIENCES INC.
________________________________
________________________________
(or such other address as the Corporation may advise)

The undersigned hereby irrevocably gives notice, pursuant to the Stock Option Plan (the "Plan") of PROMIS NEUROSCIENCES INC. (the "Corporation"), of the exercise of the Option to acquire and hereby subscribes for (cross out inapplicable item):

(a)	all of the Optioned Shares; or

(b)	of the Optioned Shares;

which are the subject of the Option Commitment attached hereto (attach your original Option Commitment).

The undersigned tenders herewith cash or a certified cheque or bank draft (circle one) payable to " PROMIS NEUROSCIENCES INC." in an amount equal to the aggregate Subscription Price of the aforesaid Optioned Shares and directs the Corporation to issue the certificate evidencing said Optioned Shares in the name of the undersigned to be mailed to the undersigned at the following address (provide complete address):

___________________________________

___________________________________

___________________________________

___________________________________

The undersigned acknowledges the Option is not validly exercised unless this Notice is completed in strict compliance with this form and delivered to the required address with the required payment prior to 5:00 p.m. local time in Toronto, Ontario on the Expiry Date of the Option.

DATED the __________ day of __________________ , 20 ____.

________________________

Signature of Optionee